UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 7, 2020

Date of Report (Date of earliest event reported)

World Health Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30256	59-2762023
(Commission File Number)	(IRS Employer Identification No.)

1825 NW Corporate Blvd. Suite 110, Boca Raton, FL5243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 870-0440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 7, 2020 (the “Notification Date”) Daszkal Bolton LLP (“Daszkal”) have notified the board of directors that they have decided not to stand for re-appointment as independent registered public accounting firm for World Health Energy Holdings, Inc. (the “Company”). On May 7, 2020, the Company engaged Halperin Ilanit, CPA, Financial Consulting & Management (“Halperin”) as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Daszkal to Halperin was approved unanimously by the Company’s board of directors.

The reports of Daszkal on the Company’s financial statements for the two most recent fiscal years did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company's ability to continue as a going concern.

During the two most recent fiscal years and through the Notification Date, there were (i) no disagreements between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Daszkal, would have caused Daszkal to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Daszkal with a copy of this Form 8-K and requested that Daszkal furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Daszkal agrees with the above statements. A copy of such letter, dated May 8, 2020, is attached as Exhibit 16.1.

During the Company’s two most recent fiscal years and in the subsequent interim period through the Notification Date, the Company has not consulted with Halperin regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Halperin that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1 Auditor’s Letter dated May 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 8, 2020

World Health Energy Holdings, Inc.

By:	/s/ Giora Rozensweig
Interim Chief Executive Officer